Exhibit 10.30

RADIUS HEALTH, INC.

THIRD AMENDMENT

TO

2003 LONG-TERM INCENTIVE PLAN

This Third Amendment (“Third Amendment”) to the 2003 Long-Term Incentive Plan (the “Plan”) of Radius Health, Inc., a Delaware corporation (the “Company”), was adopted at by the Board of Directors of the Company by written consent dated as of November 14, 2008 and by the shareholders of the Company by written consent dated as of November 14, 2008 and shall be effective as of November 14, 2008.

1.             Amendment to Section 5.1 of the Plan.

Section 5.1 of the Plan is hereby amended by deleting the number “25,535,000” appearing in the first sentence thereof and substituting in lieu thereof the number “30,235,000.”

2.             Ratification, Etc.

Except as expressly set forth above, all of the terms, provisions and conditions of the Plan are hereby ratified and confirmed and shall remain in full force and effect and all references to the Plan shall hereinafter be deemed to be references to the Plan as amended by this Third Amendment.

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